AMENDMENT SEVEN TO
                               MARKETING AGREEMENT


THIS SEVENTH AMENDMENT TO THE MARKETING AGREEMENT is effective as indicated herein, by and between TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY, hereinafter referred to as "Transamerica," a North Carolina corporation, and LEGACY MARKETING GROUP, hereinafter referred to as "LMG," a California corporation.

WHEREAS, Transamerica and LMG entered into a Marketing Agreement, dated May 29, 1998, as amended, hereinafter referred to as the "Agreement," wherein Transamerica and LMG agreed to jointly develop proprietary annuity products, wherein LMG would market such products on behalf of Transamerica, utilizing its nationwide distribution channels of duly licensed and appointed Producers in consideration of the fees as set forth in APPENDIX B of the Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and mutual promises hereinafter contained and other good and valuable consideration, the parties hereto do agree as follows:

     1. Appendix A, attached hereto, is restated in its entirety effective September 22, 2003.

     2. Appendix B, attached hereto, is restated in its entirety effective September 22, 2003.

     3. Transamerica may from time to time declare changes to the Marketing Allowances rates (Appendix B, column E). Legacy will be advised of such Marketing Allowance rate changes, if any, in writing. Each Marketing Allowance rate will continue to be in effect during the time this Agreement is in effect until written notification of a change or discontinuance is provided by Transamerica.

     4. All other provisions in the Agreement not specifically amended above remain in effect and unchanged.




IN WITNESS HEREOF, the parties have hereto executed this Amendment No. 7.



LEGACY MARKETING GROUP                   TRANSAMERICA LIFE INSURANCE AND
                                         ANNUITY COMPANY

By /s/ Don Dady                          By /s/ Lana Ash
---------------------------------        ---------------------------------
Title VP of Marketing                    Title Vice President
---------------------------------        ---------------------------------
Date 5/7/04                              Date 5/17/04
---------------------------------        ---------------------------------

                                   APPENDIX A

                        ADMINISTRATIVE SERVICES AGREEMENT

                               September 22, 2003

                              GEOGRAPHIC TERRITORY:

  All states (except New York, Hawaii and Alabama) and the District of Columbia

                                  POLICY FORMS

----------------------------------- ----------------------------------- ---------------------------- -------------------------------
PRODUCT NAME                        POLICY FORM NUMBERS*                Effective Dates              Discontinuance Dates
------------------------------------------------------------------------------------------------------------------------------------
SelectMark(R) Series
----------------------------------- ----------------------------------- ---------------------------- -------------------------------
SelectMark(R)5 75/25                T-CTMY0298-5-75/25;                 5/29/98                      3/3/03
                                    T-PTMY0298-5-7525
----------------------------------- ----------------------------------- ---------------------------- -------------------------------
SelectMark(R)7 75/25                T-CMY0799-7-75/25;                  10/18/99                     3/3/03
                                    T-PMY0799-7-75/25
----------------------------------- ----------------------------------- ---------------------------- -------------------------------
SelectMark(R)10 75/25               T-CTMY0298-10-75/25;                5/29/98                      3/3/03
                                    T-PTMY0298-10-75/25
------------------------------------------------------------------------------------------------------------------------------------
SelectMark(R)  Secure Series
------------------------------------------------------------------------------------------------------------------------------------
SelectMark(R)5 Secure (formerly     T-CTMY0298-5-50/50;                 7/10/2000                    3/3/03
known as the SelectMark(R)5 50/50)  T-PTMY0298-5-50/50                  (5/29/98 for
                                                                        SelectMark(R) 5 50/50)
----------------------------------- ----------------------------------- ---------------------------- -------------------------------
SelectMark(R)7 Secure (formerly     T-CMY0799-7-50/50;                  7/10/2000                    3/3/03
known as the SelectMark(R)7 50/50)  T-PMY0799-7-50/50                   (10/18/99 for SelectMark(R)
                                                                        7 50/50)
------------------------------------------------------------------------------------------------------------------------------------
SelectMark(R) Special Edition Series
------------------------------------------------------------------------------------------------------------------------------------
Selectmark(R)5 Special Edition      T-PSMSE-0801-5                      01/02/02                     3/3/03
                                    T-CSMSE-0801-5
----------------------------------- ----------------------------------- ---------------------------- -------------------------------
SelectMark(R)7 Special Edition      T-CMY0799-7-100;                    10/18/99                     3/3/03
                                    T-PMY0799-7-100
----------------------------------- ----------------------------------- ---------------------------- -------------------------------
SelectMark(R)7 Special Edition      T-CEIA-0500-7                       7/26/2000                    3/3/03
Equity Index Strategy
----------------------------------- ----------------------------------- ---------------------------- -------------------------------
SelectMark(R)10 Special Edition     T-CTMY0298-10-50/50;                2/9/99                       3/3/03 for all states  except
(formerly known as the Select       T-PTMY0298-10-50/50                 5/29/98 for                  Florida.
Mark(R)10 50/50)                                                        SelectMark(R) 10 50/50)      9/22/03 for plan codes ARIH52
                                                                                                     &  ARIR52 in Florida
----------------------------------- ----------------------------------- ---------------------------- -------------------------------
SelectMark(R)10 Special Edition     T-CMY1099-10-100;                   4/6/2000                     3/3/03
with STS                            T-PMY1099-10-100
----------------------------------- ----------------------------------- ---------------------------- -------------------------------
SelectMark(R)10 Special Edition     T-CEIA-0500-10;                     7/26/2000                    3/3/03
Equity Index Strategy               T-PEIA-0500-10
----------------------------------- ----------------------------------- ---------------------------- -------------------------------
SelectMark(R)10 Special Edition     T-CEIA-0500-10STS;                  7/26/2000                    3/3/03
with STS and Equity Index Strategy  T-PEIA-0500-10STS
----------------------------------- ----------------------------------- ---------------------------- -------------------------------
Selectmark(R) Special Edition       T-C-SMSE-0402-10-4;                 04/30/02
Plus 4                              T-P-SMSE-0402-10-4
----------------------------------- ----------------------------------- ---------------------------- -------------------------------
Selectmark(R)Special Edition Plus   T-C-SMSE-0402-10-0;                 05/06/02                     3/3/03
                                    T-P-SMSE-0402-10-0
------------------------------------------------------------------------------------------------------------------------------------
SelectMark(R) Elite Series
------------------------------------------------------------------------------------------------------------------------------------
SelectMark(R)5 Elite                T-C390-0701-5;                      9/1/01
                                    T-P390-0701-5
----------------------------------- ----------------------------------- ---------------------------- -------------------------------
SelectMark(R)7 Elite                T-C390-0701-7;                      9/1/01
                                    T-P390-0701-7
----------------------------------- ----------------------------------- ---------------------------- -------------------------------
SelectMark(R) 10 Elite              T-C390-0701-10;                     9/1/01
                                    T-P390-0701-10
----------------------------------- ----------------------------------- ---------------------------- -------------------------------

                                                              1

------------------------------------------------------------------------------------------------------------------------------------
PreferMark Series
----------------------------------- ----------------------------------- ---------------------------- -------------------------------
PreferMark Platinum                 T-CMY0500-9;                        7/26/2000                    7/1/03
                                    T-PMY0500-9
----------------------------------- ----------------------------------- ---------------------------- -------------------------------
PreferMark Gold                     T-CMY0500-10;                       7/26/2000                    7/1/03
                                    T-PMY0500-10
------------------------------------------------------------------------------------------------------------------------------------
Riders
----------------------------------- ----------------------------------- ---------------------------- -------------------------------
Beneficiary Rider                   T-CBR-0799;                         10/18/99
                                    T-PBR-0799
----------------------------------- ----------------------------------- ---------------------------- -------------------------------
Beneficiary Rider Plus              T-PBRII-0400;
                                    T-CBRII-0400                        7/26/2000
----------------------------------- ----------------------------------- ---------------------------- -------------------------------

*    Including  all  State   required   variations   of  the  above   referenced
     products/policy form numbers

"Discontinuance Date"
---------------------

The discontinuance date is the date which on or after no further applications will be accepted. No new policies may be issued for applications received on or after the discontinuance date.

1. For the products earmarked to be withdrawn effective March 3rd, 2003 in the case of 1035 exchanges and other transfers between financial institutions, the application and completed exchange transfer paperwork must be received by March 3rd, 2003 and the transferred funds completed by June 6th, 2003 in order for the policy to be issued.

2. For the products earmarked to be withdrawn effective July 1, 2003 in the case of 1035 exchanges and other transfers between financial institutions, the application and completed exchange transfer paperwork must be received by July 1, 2003 and the transferred funds completed by September 26, 2003 in order for the policy to be issued.

3. For the products earmarked to be withdrawn effective September 22, 2003 in the case of 1035 exchanges and other transfers between financial institutions, the application and completed exchange transfer paperwork must be received by September 22, 2003 and the transferred funds received by December 20, 2003 in order for the policy to be issued.


"Unique Features"
-----------------

The "Unique" features contained in the policy forms that would preclude LMG from separately selling or marketing any products which are the same as those unique products co-developed by LMG and Transamerica are as follows:

         The Total Return Crediting Rate Strategy in combination with the Multiple Year Crediting Rate Strategy in a fixed annuity.

The "Unique" features contained in the policy forms that would preclude Transamerica from separately selling or marketing any products which are the same as those unique products co-developed by LMG and Transamerica are as follows:

         The Total Return Crediting Rate Strategy in combination with the Multiple Year Crediting Rate Strategy in a fixed annuity.

The features described above as the " Total Return Crediting Rate Strategy" and "Multiple Year Crediting Rate Strategy" are described in the policy forms listed in this Appendix A under the caption or headings "Total Return Strategy" and "Multiple Year Strategy."

* Confidential information has been omitted and filed separately with the SEC.


                                   Appendix B

                               MARKETING AGREEMENT

                                  COMPENSATION

                               September 22, 2003

         All rate changes included in this table are applicable only to applications received on or after such referenced effective dates.

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Compensation to Legacy
                                              --------------------------------------------------------------------
                                                                                                        (g)
                                                                 Age Mandated                           LMG
                                                             Commission Reduction                      Trail
                                                           -------------------------                     Com.
                             POLICY FORM          (a)        (b)      (c)      (d)      (e)     (f)     (AKA
                               NUMBERS/       Commission    Comm.      %      Trail     Mkt.   Over-   Adminis-       Special Rules
      PRODUCT NAME          Effective Dates                Reduces   Reduc-            Allow.   ride    trative
                                                           @ Age      tion                              Trail
                                                                                                       Fee or
                                                                                                        Fund
                                                                                                       One fee)
------------------------------------------------------------------------------------------------------------------------------------
SelectMark(R) Series
------------------------------------------------------------------------------------------------------------------------------------
                        T-CTMY0298-5-75/25;                           *         *        *       *       *
SelectMark(R) 5 75/25   T-PTMY0298-5-75/25
                        Effective 5/29/98         *        85
                        ------------------------------------------------------------------------------------------------------------
                        Effective 12/1/02         *        85         *         *        *       *       *
------------------------------------------------------------------------------------------------------------------------------------
                        T-CMY0799-7-75/25;        *                   *         *        *       *       *
SelectMark(R) 7 75/25   T-PMY0799-75/25
                        Effective 10/18/99                 85
                        ------------------------------------------------------------------------------------------------------------
                        Effective 12/1/02         *        85         *         *        *       *       *
------------------------------------------------------------------------------------------------------------------------------------
                        T-CTMY0298-10-75/25;      *        85         *         *        *       *       *
SelectMark(R) 10 75/25  T-PTMY0298-10-75/25
                        Effective 5/29/98
                        ------------------------------------------------------------------------------------------------------------
                        Effective 12/1/02         *        85         *         *        *       *       *
------------------------------------------------------------------------------------------------------------------------------------

* Confidential information has been omitted and filed separately with the SEC.

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Compensation to Legacy
                                              --------------------------------------------------------------------
                                                                                                        (g)
                                                                 Age Mandated                           LMG
                                                             Commission Reduction                      Trail
                                                           -------------------------                     Com.
                             POLICY FORM          (a)        (b)      (c)      (d)      (e)     (f)     (AKA
                               NUMBERS/       Commission    Comm.      %      Trail     Mkt.   Over-   Adminis-       Special Rules
      PRODUCT NAME          Effective Dates                Reduces   Reduc-            Allow.   ride    trative
                                                           @ Age      tion                              Trail
                                                                                                       Fee or
                                                                                                        Fund
                                                                                                       One fee)
------------------------------------------------------------------------------------------------------------------------------------
SelectMark(R) Secure Series
------------------------------------------------------------------------------------------------------------------------------------
SelectMark(R)5 Secure   T-CTMY0298-5-50/50;       *        85         *         *        *       *       *
(formerly known as the  T-PTMY0298-5-50/50
SelectMark(R)5 50/50)   Effective 7/10/00
                        ------------------------------------------------------------------------------------------------------------
                        Effective 12/1/02         *        85         *         *        *       *       *
------------------------------------------------------------------------------------------------------------------------------------
SelectMark(R)7 Secure   T-CMY0799-7-50/50;        *        85         *         *        *       *       *
(formerly known as the  T-PMY0799-7-50/50
SelectMark(R)7 50/50)   Effective 7/10/00
                        ------------------------------------------------------------------------------------------------------------
                        Effective 12/1/02         *        85         *         *        *       *       *
------------------------------------------------------------------------------------------------------------------------------------
SelectMark(R) Special Edition Series
------------------------------------------------------------------------------------------------------------------------------------
SelectMark(R)5 Special  T-PSMSE-0801-5            *        80         *         *        *       *       *
Edition                 T-CSMSE-0801-5
                        Effective 01/02/02
                        ------------------------------------------------------------------------------------------------------------
                        Effective 12/1/02         *        80         *         *        *       *       *
------------------------------------------------------------------------------------------------------------------------------------
SelectMark(R)7 Special  T-CMY0799-7-100;          *        80         *         *        *       *       *
Edition                 T-PMY0799-7-100
                        Effective 10/18/99
                        ------------------------------------------------------------------------------------------------------------
                        Effective 12/1/02         *        80         *         *        *       *       *
------------------------------------------------------------------------------------------------------------------------------------
SelectMark(R)7 Special  T-CEIA-0500-7             *        80         *         *        *       *       *
Edition Equity Index
Strategy                Effective 7/26/00
                        ------------------------------------------------------------------------------------------------------------
                        Effective 12/1/02         *        80         *         *        *       *       *
------------------------------------------------------------------------------------------------------------------------------------

* Confidential information has been omitted and filed separately with the SEC.

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Compensation to Legacy
                                              --------------------------------------------------------------------
                                                                                                        (g)
                                                                 Age Mandated                           LMG
                                                             Commission Reduction                      Trail
                                                           -------------------------                     Com.
                             POLICY FORM          (a)        (b)      (c)      (d)      (e)     (f)     (AKA
                               NUMBERS/       Commission    Comm.      %      Trail     Mkt.   Over-   Adminis-       Special Rules
      PRODUCT NAME          Effective Dates                Reduces   Reduc-            Allow.   ride    trative
                                                           @ Age      tion                              Trail
                                                                                                       Fee or
                                                                                                        Fund
                                                                                                       One fee)
------------------------------------------------------------------------------------------------------------------------------------
SelectMark(R)10 Special T-CTMY0298-10-50/50;      *        80         *         *        *       *       *
Edition (formerly known T-PTMY0298-10-50/50
as the SelectMark(R) 10
50/50) Effective 2/9/99
                        ------------------------------------------------------------------------------------------------------------
                        Effective 12/1/02         *        80         *         *        *       *       *
------------------------------------------------------------------------------------------------------------------------------------
                        Effective  1/1/03         *        80         *         *        *       *       *
                        ------------------------------------------------------------------------------------------------------------
                        Effective  6/30/03        *        80         *         *        *       *       *               *
------------------------------------------------------------------------------------------------------------------------------------
SelectMark(R)10 Special T-CMY1099-10-100;         *        80         *         *        *       *       *
Edition with STS        T-PMY1099-10-100
                        Effective 4/6/00
                        ------------------------------------------------------------------------------------------------------------
                        Effective 12/1/02         *        80         *         *        *       *       *
                        ------------------------------------------------------------------------------------------------------------
                        Effective  1/2/03         *        80         *         *        *       *       *
------------------------------------------------------------------------------------------------------------------------------------
SelectMark(R)10 Special T-CEIA-0500-10;           *        80         *         *        *       *       *
Edition Equity Index    T-PEIA-0500-10
Strategy                Effective 7/26/00
                        ------------------------------------------------------------------------------------------------------------
                        Effective 12/1/02         *        80         *         *        *       *       *
                        ------------------------------------------------------------------------------------------------------------
                        Effective  1/2/03         *        80         *         *        *       *       *
------------------------------------------------------------------------------------------------------------------------------------
SelectMark(R)10 Special T-CEIA-0500-10STS;        *        80         *         *        *       *       *
Edition with STS and    T-PEIA-0500-10STS
Equity Index Strategy   Effective 7/26/00
                        ------------------------------------------------------------------------------------------------------------
                        Effective 12/1/02         *        80         *         *        *       *       *
                        ------------------------------------------------------------------------------------------------------------
                        Effective  1/2/03         *        80         *         *        *       *       *
------------------------------------------------------------------------------------------------------------------------------------
SelectMark(R)Special    T-C-SMSE-0402-10-0;       *        80         *         *        *       *       *
Edition Plus            T-P-SMSE-0402-10-0
                        Effective 5/6/02
                        ------------------------------------------------------------------------------------------------------------
                        Effective 12/1/02         *        80         *         *        *       *       *
                        ------------------------------------------------------------------------------------------------------------
                        Effective  1/2/03         *        80         *         *        *       *       *
------------------------------------------------------------------------------------------------------------------------------------

* Confidential information has been omitted and filed separately with the SEC.

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Compensation to Legacy
                                              --------------------------------------------------------------------
                                                                                                        (g)
                                                                 Age Mandated                           LMG
                                                             Commission Reduction                      Trail
                                                           -------------------------                     Com.
                             POLICY FORM          (a)        (b)      (c)      (d)      (e)     (f)     (AKA
                               NUMBERS/       Commission    Comm.      %      Trail     Mkt.   Over-   Adminis-       Special Rules
      PRODUCT NAME          Effective Dates                Reduces   Reduc-            Allow.   ride    trative
                                                           @ Age      tion                              Trail
                                                                                                       Fee or
                                                                                                        Fund
                                                                                                       One fee)
------------------------------------------------------------------------------------------------------------------------------------
SelectMark(R)Special    T-C-SMSE-0402-10-4;       *        80         *         *        *       *       *
Edition Plus 4          T-P-SMSE-0402-10-4
                        Effective 4/30/02
                        ------------------------------------------------------------------------------------------------------------
                        Effective 12/1/02         *        80         *         *        *       *       *
                        ------------------------------------------------------------------------------------------------------------
                        Effective 6/30/03         *        80         *         *        *       *       *
                        ------------------------------------------------------------------------------------------------------------
                        Effective 9/22/03         *        80         *         *        *       *       *
------------------------------------------------------------------------------------------------------------------------------------
SelectMark(R)
Elite Series
------------------------------------------------------------------------------------------------------------------------------------
SelectMark(R)5 Elite    T-C390-0701-5;            *        85         *         *        *       *       *
                        T-P390-0701-5
                        Effective 9/1/01
                        ------------------------------------------------------------------------------------------------------------
                        Effective 12/1/02         *        85         *         *        *       *       *
                        ------------------------------------------------------------------------------------------------------------
                        Effective 6/30/03         *        85         *         *        *       *       *
                        ------------------------------------------------------------------------------------------------------------
                        Effective 9/22/03         *        85         *         *        *       *       *
------------------------------------------------------------------------------------------------------------------------------------
SelectMark(R)7 Elite    T-C390-0701-7;            *        85         *         *        *       *       *
                        T-P390-0701-7
                        Effective 9/1/01
                        ------------------------------------------------------------------------------------------------------------
                        Effective 12/1/02         *        85         *         *        *       *       *
                        ------------------------------------------------------------------------------------------------------------
                        Effective 6/30/03         *        85         *         *        *       *       *
                        ------------------------------------------------------------------------------------------------------------
                        Effective 9/22/03         *        85         *         *        *       *       *
------------------------------------------------------------------------------------------------------------------------------------
SelectMark(R)10 Elite   T-C390-0701-10;           *        85         *         *        *       *       *
                        T-P390-0701-10
                        Effective 9/1/01
                        ------------------------------------------------------------------------------------------------------------
                        Effective 12/1/02         *        85         *         *        *       *       *
                        ------------------------------------------------------------------------------------------------------------
                        Effective 6/30/03         *        85         *         *        *       *       *
                        ------------------------------------------------------------------------------------------------------------
                        Effective 9/22/03         *        85         *         *        *       *       *
------------------------------------------------------------------------------------------------------------------------------------

* Confidential information has been omitted and filed separately with the SEC.

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Compensation to Legacy
                                              --------------------------------------------------------------------
                                                                                                        (g)
                                                                 Age Mandated                           LMG
                                                             Commission Reduction                      Trail
                                                           -------------------------                     Com.
                             POLICY FORM          (a)        (b)      (c)      (d)      (e)     (f)     (AKA
                               NUMBERS/       Commission    Comm.      %      Trail     Mkt.   Over-   Adminis-       Special Rules
      PRODUCT NAME          Effective Dates                Reduces   Reduc-            Allow.   ride    trative
                                                           @ Age      tion                              Trail
                                                                                                       Fee or
                                                                                                        Fund
                                                                                                       One fee)
------------------------------------------------------------------------------------------------------------------------------------
PreferMark Series
------------------------------------------------------------------------------------------------------------------------------------
PreferMark Platinum     Y-CMY0500--9;             *        85         *         *        *       *       *               *
                        T-PMY0500-9
                        ------------------------------------------------------------------------------------------------------------

                        Effective 7/26/00
                        ------------------------ --------- -------- ---------- --------- ------- ------ -----------
                        Effective 12/1/02         *        85         *         *        *       *       *
------------------------------------------------------------------------------------------------------------------------------------
PreferMark Gold         T-CMY0500-10;             *        85         *         *        *       *       *               *
                        T-PMY0500-10

                        Effective 7/26/00
                        ------------------------------------------------------------------------------------------------------------
                        Effective 12/1/02         *        85         *         *        *       *       *
------------------------------------------------------------------------------------------------------------------------------------

                                       5

* Confidential information has been omitted and filed separately with the SEC.


GENERAL COMPENSATION RULES

1.       Base Commission (Column (a) above):
         -----------------------------------

         Transamerica will pay LMG on the last business day of the week base commissions for all premiums received in cash by LMG during that week, i.e., the prior Friday through Thursday, in the specified percentages indicated in Column (a) above. Such commissions will be paid by Transamerica to LMG by Transamerica authorizing LMG to write a check to itself against the Transamerica Disbursement account for the total weekly commission amount.

         Additional premiums will be subject to the same base commission percentages noted above as the initial premium.

         In addition to the base commission rates specified in Column (a) above Transamerica will pay LMG an additional commission as follows:

                  (1) * of all premiums received on or before August 31, 2001 by LMG for the SelectMark(R) 10 Special Edition (for premiums received after October 18, 1999), SelectMark(R) 10 Special Edition Equity Index Strategy, SelectMark(R) 10 STS Special Edition Equity Index Strategy and SelectMark(R) 10 Special Edition with STS products for applications received by Legacy for such products on or before August 31, 2001, and in the case of 1035 exchanges and other transfers between financial institutions, the application and completed exchange/transfer paperwork must be received by LMG by August 31, 2001 and the cash received by November 30, 2001 for Transamerica to pay the extra * bonus.

                  (2) * of all premiums received during the period September 1, 2001 and September 30, 2001 for such products for applications received by LMG for such products. In the case of 1035 exchanges and other transfers between financial institutions, the application and completed exchange/transfer paperwork must be received by LMG between September 1 and September 30th and the cash received by November 30, 2001 for Transamerica to pay the extra * bonus.

         Note: As a practical matter, LMG's administrative system will treat additional deposits on inforce policies in the same manner as cash received on 1035 exchanges and other transfers with respect to the above rules. Transamerica agrees to this treatment on additional deposits based on (1) LMG's representation that additional deposits will not be material and (2) LMG's agreement that this treatment on additional deposits will not be disclosed in any manner to producers or policyholders. LMG also agrees to limit disclosure of this treatment on additional deposits to LMG employees on a "need to know" basis.

* Confidential information has been omitted and filed separately with the SEC.


         2. Age Mandated and Voluntary Trail Selection Commission Reduction (Columns (b), (c) and (d) above): The following provision applies to payment of all base commissions for all products subject to this Agreement (see below for separate rules for PreferMark Gold and PreferMark Platinum) if the issue age is greater than 79 (in the case of SelectMark(R) Special Edition products) and 84 for other products, or voluntary trail compensation is selected. The * additional commission payable for the SelectMark(R) 10 series products is considered part of the base commission.

                  If the issue age is greater than 79 or 84 as defined in the Death Benefit Proceeds provision of the applicable policy form or voluntary trail compensation is selected, base commissions are reduced by the percentage shown in Column (c). A trail base commission is paid monthly beginning in policy year *. Column (d) reflects the trail base commission percentage on an annual basis (calculated as Column (a) multiplied by the percentage in Column (c) divided by *). This trail base commission is paid monthly (the payable amount, calculated each month, is the Column (d) annual percentage divided by 12 and multiplied by the annuity cash value). The monthly trail base commission continues to be paid until death of the annuitant, surrender of the policy or election of a settlement option.

                  With regard to PreferMark Gold and PreferMark Platinum, if the issue age of a policy is greater than 84 as defined in the Death Benefit Proceeds provision of such policy form or voluntary trail compensation is selected, the applicable base commission percentage is reduced by * for all premiums received for that policy. No monthly trail commission is payable.

2.       Marketing Allowance (Column (e) above):
         ---------------------------------------

                  Transamerica will pay to LMG a Marketing Allowance for all premiums received by LMG in the specified percentages indicated in Column (e) above. LMG will bill Transamerica weekly and Transamerica will pay LMG such Marketing Allowance by wire transfer within five (5) business days of receipt of such documentation.

3.       Override Commission (Column (f) above):
         ---------------------------------------

                  Transamerica will pay to LMG an override commission (on the last business day of the week) for all premiums received by LMG during that week, in the specified percentages indicated in Column (f) above.

                  The override commission percentages in Column (f) include * which is paid back to Transamerica by LMG at the end of each fiscal year (for this purpose each fiscal year begins on August 1 and ends on the following July 31) for the first * of

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
* Confidential information has been omitted and filed separately with the SEC.


                  aggregate premium received by LMG during that fiscal year for all (excluding PreferMark Gold and PreferMark Platinum) products (net of premiums returned to policyholders under free look provisions if the aggregate premium received by LMG for the fiscal year is less than *). LMG will retain the * on all premiums received in excess of * in each fiscal year.
                  Notwithstanding the foregoing, LMG's obligation to pay Transamerica the aforementioned * shall terminate upon LMG's final payment of * for the fiscal year ending July 31, 2001.

                  With regard to PreferMark Gold and PreferMark Platinum, if the issue age of a policy is greater than * as defined in the Death Benefit Proceeds provision of such policy form the applicable override commission percentage is reduced by * for all premiums received for that policy.

4.       LMG Trail Commission (Column (g) above):
         ----------------------------------------

                  With respect to applicable policies, Transamerica will pay LMG trail commission at the annual rate shown in column (g) above, paid monthly, times the total Annuity Cash Value of the policies sold under this Agreement. For the purpose of the foregoing, Annuity Cash Value is the contract's Cash Value which reflects any applicable reductions, loans and withdrawals. The commission is based on the total month end Annuity Cash Value and will be paid within six (6) business days of month end by Transamerica via wire transfer to an LMG bank account.


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